UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 3, 2003


                          Citibank Omni-S Master Trust
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    New York                      000-24776                  Not Applicable
--------------------------------------------------------------------------------
    (State or Other         (Commission File Number)       (I.R.S. Employer
    Jurisdiction of                                        Identification No.)
    Incorporation)

    c/o Citi Omni-S Finance LLC
    701 East 60th Street, North
    P.O. Box 6034
    Sioux Falls, South Dakota                                   57117
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (605) 331-2671


                      Sears Credit Account Master Trust II
                                 c/o SRFG, Inc.
                                3711 Kennett Pike
                           Greenville, Delaware 19807
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.      OTHER EVENTS

            On November 3, 2003 subsidiaries of Citigroup Inc. acquired the Credit Card and Financial Products business of Sears, Roebuck and Co. ("Sears"), including its credit card securitization program administered through the Sears Credit Account Master Trust II. Immediately prior to closing the acquisition, Sears Credit Account Master Trust II was renamed Citibank Omni-S Master Trust. As part of this acquisition, effective November 3, 2003, Citibank (South Dakota), National Association, a national banking association ("Citibank (South Dakota)"), assumed the rights, duties and obligations of Sears, as Servicer for the Citibank Omni-S Master Trust, and Citi Omni-S Finance LLC, a special purpose Delaware limited liability company and indirect subsidiary of Citibank (South Dakota), assumed the rights, duties and obligations of SRFG, Inc., as Seller to the Citibank Omni-S Master Trust.

            Future filings for the Citibank Omni-S Master Trust with the Securities and Exchange Commission will be made by Citi Omni-S Finance LLC on behalf of the Citibank Omni-S Master Trust and will list the Trust as filer.

            Certain amendments and assignments relating to the Citibank Omni-S Master Trust program documents, each of which was executed in connection with or otherwise in contemplation of this acquisition, are attached hereto as Exhibits
4.1 through 4.3 and 10.1 through 10.6.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (a) Not applicable.

            (b) Not applicable.

            (c) Exhibits:

                 The following exhibits are filed herewith:


Exhibit 4.1 Amendment No. 6 to Pooling and Servicing Agreement, dated as of November 3, 2003, among Sears, SRFG, Inc. ("SRFG") and The Bank of New York ("Trustee").
Exhibit 4.2 Omnibus Amendment to Series Supplements, Assignment of Additional Funds and Instrument of Resignation, Appointment and Acceptance, dated as of November 3, 2003, among SRFG, Sears and the Trustee.
Exhibit 4.3 Omnibus Trust Documents Assignment and Assumption Agreement relating to the Pooling and Servicing Agreement, each Series Supplement, the Assignment of Additional Funds and the Instrument of Resignation, Appointment and Acceptance, dated as of November 3, 2003, by and among Sears, SRFG, Citibank (South Dakota), Citi Omni-S Finance LLC and the Trustee.
Exhibit 10.1 Amendment No. 2 to First Amended and Restated Contribution Agreement, dated as of November 3, 2003, between Sears and SRFG.
Exhibit 10.2 Amendment No. 3 to First Amended and Restated Purchase Agreement, dated as of November 3, 2003, between Sears and SRFG.
Exhibit 10.3 Amendment No. 2 to the Receivables Warehouse Agreement, dated as of November 3, 2003, between Sears and SRFG.


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

Exhibit 10.4 Assignment and Assumption Agreement relating to the First Amended and Restated Contribution Agreement, dated as of November 3, 2003, by and among Sears, SRFG, Citi Cards South Dakota Acceptance Corp. ("Citi Cards South Dakota") and Citi Omni-S Finance LLC.
Exhibit 10.5 Assignment and Assumption Agreement relating to the First Amended and Restated Purchase Agreement, dated as of November 3, 2003, by and among Sears, SRFG, Citi Cards South Dakota and Citi Omni-S Finance LLC.
Exhibit 10.6 Assignment and Assumption Agreement relating to the Receivables Warehouse Agreement, dated as of November 3, 2003, by and among Sears, SRFG, Citi Cards South Dakota and Citi Omni-S Finance LLC.


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

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CITIBANK OMNI-S MASTER TRUST
                                   (Registrant)

                                   By: Citi Omni-S Finance LLC
                                       as Seller

                                   By: /s/ Douglas C. Morrison
                                   ---------------------------
                                   Douglas C. Morrison
                                   President


Dated:  November 10, 2003


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

EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

Exhibit 4.1 Amendment No. 6 to Pooling and Servicing Agreement, dated as of November 3, 2003, among Sears, SRFG and the Trustee.
Exhibit 4.2 Omnibus Amendment to Series Supplements, Assignment of Additional Funds and Instrument of Resignation, Appointment and Acceptance, dated as of November 3, 2003, among SRFG, Sears and the Trustee.
Exhibit 4.3 Omnibus Trust Documents Assignment and Assumption Agreement relating to the Pooling and Servicing Agreement, each Series Supplement, the Assignment of Additional Funds and the Instrument of Resignation, Appointment and Acceptance, dated as of November 3, 2003, by and among Sears, SRFG, Citibank (South Dakota), Citi Omni-S Finance LLC and the Trustee.
Exhibit 10.1 Amendment No. 2 to First Amended and Restated Contribution Agreement, dated as of November 3, 2003, between Sears and SRFG.
Exhibit 10.2 Amendment No. 3 to First Amended and Restated Purchase Agreement, dated as of November 3, 2003, between Sears and SRFG.
Exhibit 10.3 Amendment No. 2 to the Receivables Warehouse Agreement, dated as of November 3, 2003, between Sears and SRFG.
Exhibit 10.4 Assignment and Assumption Agreement relating to the First Amended and Restated Contribution Agreement, dated as of November 3, 2003, by and among Sears, SRFG, Citi Cards South Dakota and Citi Omni-S Finance LLC.
Exhibit 10.5 Assignment and Assumption Agreement relating to the First Amended and Restated Purchase Agreement, dated as of November 3, 2003, by and among Sears, SRFG, Citi Cards South Dakota and Citi Omni-S Finance LLC.
Exhibit 10.6 Assignment and Assumption Agreement relating to the Receivables Warehouse Agreement, dated as of November 3, 2003, by and among Sears, SRFG, Citi Cards South Dakota and Citi Omni-S Finance LLC.




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